Exhibit 99.1
Fifth Street Finance Corp. October 2008

Forward Looking Statements This presentation contains forward-looking statements. These statements include, without limitation, information with respect to future events or our future financial performance, results of operations, and on our financial condition. These forward looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could affect our results and cause them to materially differ from those contained in the forward-looking statements include those that we discuss in "Risk Factors" and "Special Note Regarding Forward-Looking Statements" in our final prospectus, dated June 11, 2008, that we have filed with the SEC.

Fifth Street Overview Specialty finance company providing financing for small and mid-sized companies $141 million IPO in June 2008 led by Goldman Sachs, UBS and Wachovia; listed on the NYSE as ticker "FSC" Invest in conjunction with private equity sponsors Shareholders include Genworth Financial and Greenlight Capital Total investments of $282.81 million as of September 30, 2008 IPO proceeds fully invested within three to six months of IPO History Fund I 1998 Fifth Street Fund II 2005 Fifth Street Fund III 2007 Fifth Street Fund III BDC Conversion 2008 Fifth Street Finance Corp. IPO June 2008 1 Investments closed prior to July 1, 2008 at fair value and subsequent investments through September 30, 2008 at cost.

Key Investment Highlights Why Fifth Street Today Superior Portfolio - Business model allows us to capture Alpha Inefficient Market - Opportunity to invest at premium rates Built-in Earnings - High yielding existing portfolio, 100% originated in house How Fifth Street will continue to Deliver Team - Expertise and experience with a scaleable methodology Brand - Premium provider of funds in the lower middle market Relationships - Deep relationships with key group of sponsors Transparency - Focus on a high degree of disclosure

Conservative Portfolio Accounting Strong Value Proposition Stock Trading Below NAV Growing Dividends Value Net unrealized depreciation of $12.4 million since inception on total investment portfolio of $282.8 million1 Primarily due to general economic conditions 100% performing loans Stock trading at 60% of June 30, 2008 Net Asset Value2 Paid a third quarter dividend of $0.30 per share and a fourth quarter dividend of $0.31 per share Len Tannenbaum (CEO & President) has purchased 158,234 shares of stock since the IPO in June 2008 1 Investments closed prior to July 1, 2008 at fair value and subsequent investments through September 30, 2008 at cost. Net unrealized depreciation as of June 30, 2008. 2 At closing share price of $7.90 on October 3, 2008.

Investment Highlights High-quality debt investments with substantial cash yields1 Weighted average debt yield of 16.5%; cash yield of 13.5%2 100% 1st and 2nd lien debt securities 100% performing loans 83% of this portfolio originated after July 1, 20073 92% fixed rate debt securities; 100% of floating rate debt securities have interest rate floors of at least 9%2 Strong relationships with private equity sponsors Intense focus on managing credit risk and a dual underwriting methodology Experienced management team that is aligned with shareholders 1 As of September 30, 2008 unless otherwise noted. 2 As of June 30, 2008. 3 Investments at cost.

PennantPark Gladstone Capital ACAS MCG Capital BlackRock Kelso Ares Capital Apollo Investment Patriot Capital Allied Capital Triangle Capital Fifth Street East 0.095 0.101 0.108 0.109 0.113 0.113 0.12 0.123 0.127 0.14 0.135 0.03 High-Quality Investments with Substantial Cash Yields Higher Weighted Average Yield with Lower Leverage 1 Source: Represents weighted average debt yield per public filings for period ending June 30, 2008. Weighted Average Debt Yield versus Other BDCs1 Cash Yield 13.5% 16.5%

High-Quality Investments with Substantial Cash Yields Predominantly Secured Portfolio with Low Leverage Predominantly Secured Portfolio1 Total Debt to EBITDA2 Investment Portfolio: $217.7 Million1 1 At June 30, 2008. 2 At loan inception for Middle Market LBO Leveraged Loans. Total debt to EBITDA of debt securities for Fifth Street as of June 30, 2008. 3 Source: Standard & Poor's Leveraged Lending Review Q3 2008. Represents average of LBOs in Q3 2008 where target had less than $50mm in EBITDA. 98% Total Secured Debt

Strong Relationships

Established Relationships with Leading Middle Market Sponsors



Reputation for Delivering on Commitments
Consistent Market Focus
Common Investment Philosophy

- "Lender of choice" for sponsors that invest in small and mid-sized companies
- Significant benefits of strategic partnerships including:
  - Incremental due diligence
  - Additional layer of monitoring
  - Additional source of operating expertise

Opportunity to Expand Network of Relationships



Active Sponsor Relationships[1], 140 9%
Potential Sponsor Relationships, (~1,360) 91%

- Significant opportunity to increase market penetration and enhance investment pipeline
  - Our Investment Adviser has active relationships with over 140[1] of these sponsors
- Additional opportunity to grow with sponsors as they expand

[1] *As of June 11, 2008 per Fifth Street Finance Corp. Prospectus.*

FIFTH STREET CAPITAL

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'00 LTM 6/30/08 Goldman Sachs 98 305.627 '02 LTM 6/30/08 Goldman Sachs 259.1 465.854 Company A 30.6 38.6 Company B 45.9 46.9 Growing Target Market Large pool of private equity capital focused on investments in small and mid-sized companies These private equity firms have less access to capital Smaller deal size Fragmented market Recent credit market dislocation Less access to capital has resulted in favorable lending environment Private Equity Transaction Volume1 ($ in bn) Middle Market M&A2 ($ in bn) Sponsor Driven Transactions Growth in Middle Market 1 Source: Thomson Financial. Represents all publicly announced M&A deals involving sponsors. 2 Source: Thomson Financial. Represents publicly announced M&A deals with enterprise values values between $25mm and $250mm.

Experienced Management Team that is Aligned with Shareholders

Executive Officers

Executive	Title	Relevant Experience	Prior Experience
Leonard M. Tannenbaum *Managing Partner of Investment Adviser*	President and CEO	12+	▪ Led the investment of over $450 million since 1998 ▪ Served on the board of 5 public companies ▪ Formerly an equity analyst for Merrill Lynch
Marc A. Goodman *Senior Partner of Investment Adviser*	Chief Investment Officer	18+	▪ Significant experience advising, restructuring and negotiating investments ▪ Formerly with the law firm of Kramer, Levin, Naftalis & Frankel
Bernard D. Berman *Partner of Investment Adviser*	Executive Vice President and Secretary	12+	▪ Substantial legal experience focusing on corporate transactions ▪ Formerly with the law firm Riemer & Braunstein
William H. Craig	Chief Financial Officer and Chief Compliance Officer	20+	▪ Former CFO of Vital-Signs (NASDAQ listed) ▪ Prior merchant banking experience and 5 years at GE Capital
Stacey L. Thorne	Vice President, Investor Relations	2+	▪ Prior experience at a hedge fund

FIFTH STREET CAPITAL

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Executive Title Title Relevant Experience Prior Experience Juan E. Alva Partner of Investment Adviser Juan E. Alva Partner of Investment Adviser Head of Origination 14+ Formerly a senior investment banker at Trinity Capital Previously an investment banker at Goldman Sachs Jonathan S. Miller Jonathan S. Miller Director 10+ Experience originating, structuring, and executing debt financings Formerly a senior investment banker at Bear Stearns Karin A. McKittrick Karin A. McKittrick Vice President 10+ Formerly involved in institutional sales and relationship management at UBS Previously a sales associate at Smith Barney Ivelin M. Dimitrov Partner of Investment Adviser Ivelin M. Dimitrov Partner of Investment Adviser Chairman of Investment Adviser's Internal Valuation Committee 6+ Experience in financial analysis, valuation and investment research working with companies in the U.S. and Europe Brian Finkelstein Brian Finkelstein Senior Associate 5+ Previously analyzed middle market companies as an associate at Aleutian Capital Partners (private equity firm) Kyde S. Sharp Kyde S. Sharp Associate 3+ Prior experience as a corporate attorney and as a consultant analyzing and structuring investments Origination Execution / Portfolio Management Experienced Management Team that is Aligned with Shareholders

Direct Origination Platform Direct origination of portfolio loans Focus on private equity sponsor relationships Recurring investment opportunities from add-on sponsor investments Divide the country geographically We are currently seeing more attractive investment opportunities and less competition than we have in many years Origination Strategy

Intense Focus on Managing Credit Risk Conservative Underwriting Criteria Structuring Methodology Target Transaction Characteristics Substantial excess enterprise value Significant investment by private equity sponsor Predictable positive operating cash flow On-going and available liquidity First or second lien positions Low leverage levels Strong covenants and collateral packages Sponsor-led transactions enhance the credit quality of the loan

Intense Focus on Managing Credit Risk Comprehensive Investment Process Origination Underwriting Portfolio Management Partners originate investments Written investment summary Scoring using proprietary model Preliminary due diligence On-going Investment Committee ("IC") review Draft term sheet Term sheet negotiated IC reviews investment Thorough due diligence General Counsel leads structuring and drafting of documents Closing and funding following final IC approval Proactive monthly / quarterly review and monitoring process Covenant compliance Current performance vs. plan Internal ratings Increased monitoring of problem credits Established and proven investment process Dual underwriting methodology with stringent underwriting standards Active portfolio management

Diversified Portfolio As of June 30, 2008 $ in millions 1 At fair value as of June 30, 2008 plus interim draws. 2 At cost. Portfolio Fair Value at 6/30/08 $217.7 Originations (4Q 2008) 65.12

Asset Quality1 No loan delinquencies Portfolio is performing well 91.7% of portfolio valued by an outside valuation firm Portfolio loans are assessed and rated quarterly on a scale from 1 to 5 based on underlying credit and performance statistics Loan Ratings as of June 30, 2008 Investment Rating Description Investments at Fair Value Percentage of Total Portfolio Debt/ EBITDA Leverage Ratio 1 Investment performing above expectations $ 14.1 6.5% 3.59x 2 Investment performing substantially within expectations and its risk remains neutral or favorable 183.5 84.3% 3.73 3 Investment performing below expectations and requires closer monitoring, but no loss is expected 20.1 9.2% 7.07 4 Investment performing below expectations; expect some loss of investment return, but no loss of principal is expected 0.0 0.0% -- 5 Investment performing substantially below expectations; some loss of principal is expected 0.0 0.0% -- Total $ 217.7 100.0% 4.03x 1 As of June 30, 2008.

Summary Financials $ in thousands 1 As of June 30, 2008.

Corporate Governance Independent (5) Byron J. Haney, CPA (Chair of the Audit Committee) - 20+ years of business experience, including serving as chief financial officer of a private retail store chain. Currently serves on the Board of Directors of Sterling Chemicals, Inc. (public company) Frank C. Meyer (Chair of the Valuation Committee) -Founder and former Chairman of Glenwood Capital (purchased by the Man Group). Previously served on the Board of Directors of Quality Systems, Inc. (public company) Adam C. Berkman, CPA - 19 years of experience in strategy, operations, finance and business development Brian S. Dunn - 14 years of marketing, logistical and entrepreneurial experience Douglas F. Ray - 12+ years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including two healthcare properties funds Interested (2) Leonard M. Tannenbaum, CFA - President and CEO Bruce E. Toll - Co-Founder and former Vice Chairman of Toll Brothers Board of Directors

Summary Investment Highlights Yield High-quality investments with substantial cash yields Safety Intense focus on managing credit risk Relationships Strong relationships with private equity sponsors focused on small and mid-sized companies Experienced management team that is aligned with investors Robust deal pipeline in a growing market Strong portfolio management expertise